                                                            Dated: March 1, 2005

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                            BNY HAMILTON FUNDS, INC.
                                       AND
                         BISYS FUND SERVICES OHIO, INC.

NAME OF FUND

BNY Hamilton Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund
BNY Hamilton Small Cap Growth Fund
BNY Hamilton International Equity Fund
BNY Hamilton Intermediate Government Fund
BNY Hamilton Intermediate Investment Grade Fund
BNY Hamilton Intermediate Tax-Exempt Fund
BNY Hamilton Intermediate New York Tax-Exempt Fund
BNY Hamilton Money Fund
BNY Hamilton Treasury Money Fund
BNY Hamilton New York Tax-Exempt Money Fund
BNY Hamilton Large Cap Growth CRT Fund
BNY Hamilton Small Cap Growth CRT Fund
BNY Hamilton International Equity CRT Fund
BNY Hamilton S & P 500 Index Fund
BNY Hamilton Large Cap Value Fund
BNY Hamilton U.S. Bond Market Index Fund
BNY Hamilton Enhanced Income Fund
BNY Hamilton Multi-Cap Equity Fund
BNY Hamilton High Yield Fund
BNY Hamilton Small Cap Core Equity Fund

                                          BNY HAMILTON FUNDS, INC.


                                          By: /s/ Kevin J. Bannon
                                              ----------------------------------
                                          Kevin J. Bannon, President


                                          BISYS FUND SERVICES OHIO, INC.


                                          By: /s/ Lisa Hurley
                                              ----------------------------------
                                          Lisa Hurley, Executive Vice President

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                            BNY HAMILTON FUNDS, INC.
                                       AND
                         BISYS FUND SERVICES OHIO, INC.

                               TRANSFER AGENT FEES

Annual Base Fee Per Class:

BNY Hamilton Money Fund (Hamilton Shares)                                   $15,000.00
BNY Hamilton Money Fund (Premier Shares)                                    $10,000.00
BNY Hamilton Money Fund (Classic Shares)                                    $10,000.00

BNY Hamilton Treasury Money Fund (Hamilton Shares)                          $15,000.00
BNY Hamilton Treasury Money Fund (Premier Shares)                           $10,000.00
BNY Hamilton Treasury Money Fund (Classic Shares)                           $10,000.00

BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)               $15,000.00
BNY Hamilton New York Tax-Exempt Money Fund (Premier Shares)                $10,000.00
BNY Hamilton New York Tax-Exempt Money Fund (Classic Shares)                $10,000.00

BNY Hamilton Large Cap Equity Fund (Institutional Shares)                   $10,000.00
BNY Hamilton Large Cap Equity Fund (Class A Shares)                         $10,000.00
BNY Hamilton Large Cap Equity Fund (Class C Shares)                         $10,000.00

BNY Hamilton Large Cap Growth Fund (Institutional Shares)                   $10,000.00
BNY Hamilton Large Cap Growth Fund (Class A Shares)                         $10,000.00
BNY Hamilton Large Cap Growth Fund (Class C Shares)                         $10,000.00

BNY Hamilton Small Cap Growth Fund (Institutional Shares)                   $10,000.00
BNY Hamilton Small Cap Growth Fund (Class A Shares)                         $10,000.00
BNY Hamilton Small Cap Growth Fund (Class C Shares)                         $10,000.00

BNY Hamilton International Equity Fund (Institutional Shares)               $10,000.00
BNY Hamilton International Equity Fund (Class A Shares)                     $10,000.00
BNY Hamilton International Equity Fund (Class C Shares)                     $10,000.00

BNY Hamilton Intermediate Government Fund (Institutional Shares)            $10,000.00
BNY Hamilton Intermediate Government Fund (Class A Shares)                  $10,000.00
BNY Hamilton Intermediate Government Fund (Class C Shares)                  $10,000.00

BNY Hamilton Intermediate Investment Grade Fund (Institutional Shares)      $10,000.00
BNY Hamilton Intermediate Investment Grade Fund (Class A Shares)            $10,000.00
BNY Hamilton Intermediate Investment Grade Fund (Class C Shares)            $10,000.00

BNY Hamilton Intermediate New York Tax-Exempt Fund (Institutional Shares)   $10,000.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Class A Shares)         $10,000.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Class C Shares)         $10,000.00

BNY Hamilton Intermediate Tax-Exempt Fund (Institutional Shares)            $10,000.00
BNY Hamilton Intermediate Tax-Exempt Fund (Class A Shares)                  $10,000.00
BNY Hamilton Intermediate Tax-Exempt Fund (Class C Shares)                  $10,000.00

BNY Hamilton Large Cap Growth CRT Fund (Institutional Shares)               $10,000.00

BNY Hamilton Small Cap Growth CRT Fund (Institutional Shares)               $10,000.00

BNY Hamilton International Equity CRT Fund (Institutional Shares)           $10,000.00

BNY Hamilton S&P 500 Index Fund (Institutional Shares)                      $10,000.00
BNY Hamilton S&P 500 Index Fund (Investor Shares)                           $10,000.00

BNY Hamilton U.S. Bond Market Index Fund (Institutional Shares)             $10,000.00
BNY Hamilton U.S. Bond Market Index Fund (Investor Shares)                  $10,000.00

BNY Hamilton Large Cap Value Fund (Institutional Shares)                    $10,000.00
BNY Hamilton Large Cap Value Fund (Class A Shares)                          $10,000.00
BNY Hamilton Large Cap Value Fund (Class C Shares)                          $10,000.00

BNY Hamilton Enhanced Income Fund (Institutional Shares)                    $10,000.00
BNY Hamilton Enhanced Income Fund (Class A Shares)                          $10,000.00
BNY Hamilton Enhanced Income Fund (Class C Shares)                          $10,000.00

BNY Hamilton Multi-Cap Equity Fund (Institutional Shares)                   $10,000.00
BNY Hamilton Multi-Cap Equity Fund (Class A Shares)                         $10,000.00
BNY Hamilton Multi-Cap Equity Fund (Class C Shares)                         $10,000.00

BNY Hamilton High Yield Fund (Institutional Shares)                         $10,000.00
BNY Hamilton High Yield Fund (Class A Shares)                               $10,000.00
BNY Hamilton High Yield Fund (Class C Shares)                               $10,000.00

BNY Hamilton Small Cap Core Equity Fund (Institutional Shares)              $10,000.00
BNY Hamilton Small Cap Core Equity Fund (Class A Shares)                    $10,000.00
BNY Hamilton Small Cap Core Equity Fund (Class C Shares)                    $10,000.00

Annual Per Account Fee:

BNY Hamilton Money Fund (Hamilton Shares)                                   $      -0-
BNY Hamilton Money Fund (Premier Shares)                                    $    20.00
BNY Hamilton Money Fund (Classic Shares)                                    $    20.00

BNY Hamilton Treasury Money Fund (Hamilton Shares)                          $      -0-
BNY Hamilton Treasury Money Fund (Premier Shares)                           $    20.00
BNY Hamilton Treasury Money Fund (Classic Shares)                           $    20.00

BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)               $      -0-
BNY Hamilton New York Tax-Exempt Money Fund (Premier Shares)                $    20.00
BNY Hamilton New York Tax-Exempt Money Fund (Classic Shares)                $    20.00

BNY Hamilton Large Cap Equity Fund (Institutional Shares)                   $    16.00
BNY Hamilton Large Cap Equity Fund (Class A Shares)                         $    16.00
BNY Hamilton Large Cap Equity Fund (Class C Shares)                         $    16.00

BNY Hamilton Large Cap Growth Fund (Institutional Shares)                   $    16.00
BNY Hamilton Large Cap Growth Fund (Class A Shares)                         $    16.00
BNY Hamilton Large Cap Growth Fund (Class C Shares)                         $    16.00

BNY Hamilton Small Cap Growth Fund (Institutional Shares)                   $    16.00
BNY Hamilton Small Cap Growth Fund (Class A Shares)                         $    16.00
BNY Hamilton Small Cap Growth Fund (Class C Shares)                         $    16.00

BNY Hamilton International Equity Fund (Institutional Shares)               $    16.00
BNY Hamilton International Equity Fund (Class A Shares)                     $    16.00
BNY Hamilton International Equity Fund (Class C Shares)                     $    16.00

BNY Hamilton Intermediate Government Fund (Institutional Shares)            $    18.00
BNY Hamilton Intermediate Government Fund (Class A Shares)                  $    18.00
BNY Hamilton Intermediate Government Fund (Class C Shares)                  $    18.00

BNY Hamilton Intermediate Investment Grade Fund (Institutional Shares)      $    18.00
BNY Hamilton Intermediate Investment Grade Fund (Class A Shares)            $    18.00
BNY Hamilton Intermediate Investment Grade Fund (Class C Shares)            $    18.00

BNY Hamilton Intermediate New York Tax-Exempt Fund (Institutional Shares)   $    18.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Class A Shares)         $    18.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Class C Shares)         $    18.00

BNY Hamilton Intermediate Tax-Exempt Fund (Institutional Shares)            $    18.00
BNY Hamilton Intermediate Tax-Exempt Fund (Class A Shares)                  $    18.00
BNY Hamilton Intermediate Tax-Exempt Fund (Class C Shares)                  $    18.00

BNY Hamilton Large Cap Growth CRT Fund (Institutional Shares)               $    16.00

BNY Hamilton Small Cap Growth CRT Fund (Institutional Shares)               $    16.00

BNY Hamilton International Equity CRT Fund (Institutional Shares)           $    16.00

BNY Hamilton S&P 500 Index Fund (Institutional Shares)                      $    16.00
BNY Hamilton S&P 500 Index Fund (Investor Shares)                           $    16.00

BNY Hamilton U.S. Bond Market Index Fund (Institutional Shares)             $    16.00
BNY Hamilton U.S. Bond Market Index Fund (Investor Shares)                  $    16.00

BNY Hamilton Large Cap Value Fund (Institutional Shares)                    $    16.00
BNY Hamilton Large Cap Value Fund (Class A Shares)                          $    16.00
BNY Hamilton Large Cap Value Fund (Class C Shares)                          $    16.00

BNY Hamilton Enhanced Income Fund (Institutional Shares)                    $    18.00
BNY Hamilton Enhanced Income Fund (Class A Shares)                          $    18.00
BNY Hamilton Enhanced Income Fund (Class C Shares)                          $    18.00

BNY Hamilton Multi-Cap Equity Fund (Institutional Shares)                   $    16.00
BNY Hamilton Multi-Cap Equity Fund (Class A Shares)                         $    16.00
BNY Hamilton Multi-Cap Equity Fund (Class C Shares)                         $    16.00

BNY Hamilton High Yield Fund (Institutional Shares)                         $    18.00
BNY Hamilton High Yield Fund (Class A Shares)                               $    18.00
BNY Hamilton High Yield Fund (Class C Shares)                               $    18.00

BNY Hamilton Small Cap Core Equity Fund (Institutional Shares)              $    16.00
BNY Hamilton Small Cap Core Equity Fund (Class A Shares)                    $    16.00
BNY Hamilton Small Cap Core Equity Fund (Class C Shares)                    $    16.00

MULTIPLE CLASSES OF SHARES:

Classes of shares which have different net asset values or pay different daily dividends will be treated as separate classes, and the fee schedule above, including the appropriate minimums, will be charged for each separate class.

ADDITIONAL SERVICES:

Additional services such as IRA processing, development of interface capabilities, servicing of 403(b) and 408(c) accounts, management of cash sweeps between DDAs and mutual fund accounts and coordination of the printing and distribution of prospectuses, annual reports and semi-annual reports are subject to additional fees which will be quoted upon request. Programming costs or database management fees for special reports or specialized processing will be quoted upon request.

OUT OF POCKET EXPENSES:

BISYS shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to, the expenses set forth in Section 3 of the Transfer Agency Agreement to which this Schedule C is attached.